UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 20, 2007


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                     0-26509                    65-0601272
(State or other jurisdiction        (Commission               (I.R.S. Employer
   of incorporation)                File Number)             Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         On December 27, 2007, we completed $8,010,000 in private placements through the issuance of 2,000,000 shares of our common stock at per share prices of $3.91 (with respect to 1,000,000 shares) and $4.10 (with respect to 1,000,000 shares), representing a 15% discount to the closing sales price of our common stock on the date we reached agreement in principle to sell the shares to the applicable investor (the "EQUITY FINANCING"). We sold these securities pursuant to Subscription Agreements entered into on (i) December 20, 2007, with GF Aurum Offshore Partners LTD, GF Aurum Partners LTD, Geologic Resource Fund LP, Geologic Resource Fund, Ltd., and Drawbridge Global Macro Master Fund Ltd. (the "GR FUND INVESTORS"), and (ii) December 27, 2007, with Centaurus Energy Master Fund, LP ("CENTAURUS"). We intend to use the net proceeds received in the Equity Financing for working capital and general corporate purposes.

         In connection with the Equity Financing, we also entered into a Registration Rights Agreement, dated December 27, 2007, with Centaurus, pursuant to which, among other things, we agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and applicable state securities laws for the shares of our common stock sold to Centaurus in the Equity Financing. The Registration Rights Agreement provides that if (i) we do not file a registration statement on or before April 15, 2008,
(ii) a registration statement is not declared effective on or prior to July 31, 2008, or (iii) after its effective date sales cannot be made pursuant to the registration statement for any reason other than as excepted in the Registration Rights Agreement, then we must pay to Centaurus (or any assignee thereof) for each calendar month during which any of the foregoing events continues, an amount in cash as partial liquidated damages equal to $0.041 for each share of common stock acquired by Centaurus in the Equity Financing.

         The GR Fund Investors already are parties to that certain Registration Rights Agreement, dated October 17, 2007, between us, the GR Fund Investors, and certain other holders of our equity securities that acquired such securities from us in October 2007 (the "EXISTING REGISTRATION RIGHTS AGREEMENT"). In connection with the Equity Financing, we agreed with the GR Fund Investors, to include the shares acquired by them in the Equity Financing in the registration statement we file under the Securities Act pursuant to the Existing Registration Rights Agreement, and to otherwise treat such shares as "registrable securities" within the meaning of the Existing Registration Rights Agreement. The Existing Registration Rights Agreement provides that if (i) we do not file a registration statement on or before April 15, 2008, (ii) a registration statement is not declared effective on or prior to July 31, 2008, or (iii) after its effective date sales cannot be made pursuant to the registration statement for any reason other than as excepted in the Existing Registration Rights Agreement, then we must pay to the GR Fund Investors (or any assignee thereof) for each calendar month during which any of the foregoing events continues, an amount in cash as partial liquidated damages equal to $0.039 for each share of common stock acquired by the GR Fund Investors in the Equity Financing.

         Each of the investors in the Equity Financing represented to us that such investor was an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, and that such investor was
receiving  the  securities   for  investment  and  not  in  connection


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


with a distribution thereof. The issuance and sale of these securities was exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder as a transaction not involving any public offering.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  The following exhibits are filed herewith:

       Exhibit
       Number     Description
       -------    -----------

         4.1      Registration  Rights  Agreement,   dated  December  27,  2007,
                  between National Coal Corp. and Centaurus Energy Master Fund, LP.

         10.1 Form of Subscription Agreement, dated December 20, 2007, between National Coal Corp. and each of the GR Fund Investors.

         10.2 Subscription Agreement, dated December 27, 2007, between National Coal Corp. and Centaurus Energy Master Fund, LP.

         99.1 Press Release dated December 28, 2007, published by National Coal Corp.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NATIONAL COAL CORP.

Date:    December 28, 2007                  By: /S/ MICHAEL R. CASTLE
                                                --------------------------------
                                                Michael R. Castle
                                                Chief Financial Officer


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


                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

  4.1             Registration  Rights  Agreement,   dated  December  27,  2007,
                  between National Coal Corp. and Centaurus Energy Master Fund, LP.

  10.1 Form of Subscription Agreement, dated December 20, 2007, between National Coal Corp. and each of the GR Fund Investors.

  10.2 Subscription Agreement, dated December 27, 2007, between National Coal Corp. and Centaurus Energy Master Fund, LP.

  99.1            Press Release dated  December 28, 2007,  published by National
                  Coal Corp.


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